                 MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND


                                  ANNUAL REPORT

                                OCTOBER 31, 1999

EUROPEAN SMALL CAP EQUITY FUND

MARKET REVIEW

At the start of the fiscal year in early November 1998, international equity investors were still reeling from the effects of the Russian devaluation, ongoing difficulties in Asia and Latin America, and the subsequent ripple effects into the more developed markets worldwide. Concerns at that time were centered around the possibility of a deflationary spiral prompted by a combination of faltering business and consumer confidence, higher interest rates, and turbulence in world markets. However, a series of more positive data helped underpin the view that, in the developed economies at least, the environment for both economic growth and interest rates was actually benign. Also, the specter of emerging market collapse, which led to broad market downturns in the fall of 1998, dissipated with appropriate intervention by the International Monetary Fund and individual nation's central banks.

Equity markets rallied strongly, led by Japan where, after years of stagnation, early signs of stabilization in the economy began to emerge. Asian markets produced stunning returns, even though it was coming from previously low levels. European markets were more mixed, as uncertainties over the speed of the recovery persisted. For example, the UK was a reasonably solid performer for the fiscal year, but Germany remained weak.

Emerging markets experienced great volatility, but also staged a broad recovery from the sharp losses of the previous year, outperforming most developed global markets for the twelve months ended October 31, 1999. More specifically, Latin American markets fared well, even though Brazil's currency devaluation in January, Ecuador's eurobond default in the last fiscal quarter, and constant US interest rate concerns did overhang the region. The region's strong performance was led by Mexico's gains, as export and domestic demand improved, oil prices and the peso firmed, and free elections bolstered investor demand south of the border. Emerging Europe rebounded soundly off lows, led by Russia and Greece.


INVESTMENT REVIEW

Continental European small capitalization equity markets were both volatile and exciting during the twelve months ended October 31, 1999. After a strong rebound in the first quarter of the Fund's fiscal year driven by recovery of cyclical stocks, markets were weaker throughout most of the second and third fiscal quarters, as the probability of further interest rate cuts in Europe diminished. The fourth quarter saw strong performance of technology stocks in Europe, driven by high expectations for the Internet combined with the availability of an unprecedented number of Initial Public Offerings in Europe related to the technology sector.

In this environment, continental European small cap stocks outperformed large caps for the twelve month period. As in the US, large companies were overvalued relative to their smaller brethren. Furthermore, Europe's low interest rates in effect for some time began to affect the returns on capital employed by large companies because of lower hurdle rates for investments. Small cap companies' growth continued to be driven by innovation, product leadership, and pricing power in contrast to large cap companies as a category, which were still using restructuring as the main driver of their growth.

Within the UK, small cap stocks also outperformed large cap stocks for the fiscal year, with absolute returns attractive in the context of low inflation and GDP growth broadly in line with historic trends at slightly below 2%. Still, volatility was high here, too. UK small caps underperformed during the first fiscal quarter, due primarily to concerns over Far Eastern macroeconomics and, consequently, downgraded domestic economic growth expectations. In the following two quarters, these macroeconomic worries eased as central banks reduced interest rates. Small cap stocks, in turn, strongly outperformed. The fourth fiscal quarter rally in telecommunication and information technology stocks, heavily weighted in large caps, produced sharp relative underperformance from small caps.

The Fund was well positioned to take advantage of this market environment. First, we remained focused on small caps, resisting the temptation that many other traditional small cap investors have recently succumbed to--namely, to move significant assets to medium sized companies. Second, we maintained our long-term perspective, seeking to buy companies that we believe will be winners in the future. The Fund continued to be overweight in the technology sector, including many newly quoted European small companies with strong fundamentals and strong technology platforms. The prudence of this strategy is evident in Fund performance. With a return of 15.49% for the one year ended October 31, 1999, the Fund outperformed both its benchmark index (BT Alex Brown European Small Cap Index) and its Lipper category average, which returned 12.79% and 10.72% for the same period, respectively.

Our outlook for European small capitalization equities remains positive. With low and stable interest rates in Europe, we believe that these nations' domestic economies should continue to grow in the year 2000. There are also indications that the US economy remains strong, which bodes well for the European small cap sector as well.

EUROPEAN SMALL CAP EQUITY FUND
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT.

                       AVERAGE ANNUAL TOTAL RETURN - 10/31/99

                                            ANNUALIZED    ANNUALIZED
                               1 YEAR         3 YEAR      INCEPTION
                               RETURN         RETURN       TO DATE*
European Small Cap Equity       15.49%         9.27%        10.68%


           EUROPEAN SMALL CAP EQUITY FUND   BT ALEX BROWN EUROPEAN SMALL CAP INDEX    LIPPER EUROPEAN REGION FUNDS INDEX
11/1/1994                250,000                           250,000                                   250,000
Oct-9                    250,000                           250,000                                   250,000
Oct-9                    250,000                           250,000                                   250,000
Oct-9                    250,000                           250,000                                   250,000
Oct-95                   289,162                           263,971                                   273,050
Oct-96                   318,261                           306,141                                   322,308
Oct-97                   313,592                           347,502                                   395,956
Oct-98                   357,927                           380,195                                   456,656
Oct-99                   413,370                           428,822                                   533,282

* Commencement of operations.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.
RETURNS WOULD HAVE BEEN LOWER DURING THE SPECIFIED PERIODS IF THE PAYMENT OF CERTAIN FEES HAD NOT BEEN WAIVED OR REIMBURSED.

Indices are unmanaged, amd investments cannot be made in an index.

STATEMENT OF ASSET AND LIABILITIES

MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND - OCTOBER 31, 1999



ASSETS
   Investments at value (cost $2,213)                                                                   $   2,859
   Cash                                                                                                 1,961,558
   Foreign Currency (cost $578,966)                                                                       578,859
   Receivable for Securities Sold                                                                         224,108
   Dividends Receivable                                                                                     3,462
   Receivable for Foreign Taxes Witheld                                                                     4,634
   Prepaid Expenses and Other Assets                                                                        1,565
   Due from Investment Adviser                                                                             18,218
                                                                                                ------------------
Total Assets                                                                                            2,795,263
                                                                                                ------------------


LIABILITIES
   Accrued Expenses and Other Liabilities                                                                  71,323
                                                                                                ------------------
Total Liabilities                                                                                          71,323
                                                                                                ------------------

Net Assets                                                                                            $ 2,723,940
                                                                                                ------------------
                                                                                                ------------------



COMPOSITION OF NET ASSETS
   Capital Shares of Institutional Shares (unlimited authorization; $0.001 par value)
      Based on 2,546,412 Outstanding Shares of Beneficial Interest                                    $ 2,201,412
   Undistributed Net Investment Income                                                                     38,207
   Accumulated Net Realized Gains from Securities,
      Forward Currency Contracts and Foreign Currency Transactions                                        485,342
   Net Unrealized Appreciation on Investments                                                                 646
   Net Unrealized Appreciation (Depreciation) on Foreign
      Currencies, Forward Currency Contracts and Other Assets and
      Liabilities Denominated in Foreign Currencies                                                       (1,667)
                                                                                                ------------------
NET ASSETS AT OCTOBER 31, 1999                                                                        $ 2,723,940
                                                                                                ------------------
                                                                                                ------------------


                                                                                                        $    1.07
NET ASSET VALUE PER SHARE                                                                       ------------------
                                                                                                ------------------




    The accompanying notes are an intergral part of the financial statements.

STATEMENT OF OPERATIONS

MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND
For the Year Ended October 31, 1999



INVESTMENT INCOME
   Dividends (Net of foreign withholding taxes of $5,995)                    $    54,742
   Interest                                                                       13,288
                                                                     --------------------
                                                                                  68,030
                                                                     --------------------


EXPENSES
   Investment Advisory Fees                                                       26,435
   Administration Fees                                                             7,931
   Custody Fees                                                                   86,789
   Registration & Filing Fees                                                     44,655
   Professional Fees                                                              44,478
   Printing Fees                                                                  29,566
   Trustees' Fees and Expenses                                                    11,738
   Transfer Agent Out of Pocket Expenses                                           4,156
   Miscellaneous Expenses                                                          5,865
                                                                     --------------------
   Total Expenses                                                                261,613
   Less: Expenses Absorbed By Investment Adviser                               (228,662)
                                                                     --------------------
   Net Expenses                                                                   32,951
                                                                     --------------------
NET INVESTMENT INCOME                                                             35,079
                                                                     --------------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net Realized Gain(Loss) from:
      Investment Transactions                                                    518,414
      Foreign Currency Transactions                                             (15,284)
   Net Change in Unrealized Appreciation/(Depreciation) on:
      Investments                                                              (178,721)
      Foreign Currency Transactions                                                (947)
                                                                     --------------------

   Net Realized and Unrealized Gain/(Loss) on Investments
      and Foreign Currency Related Transactions                                  323,462
                                                                     --------------------

Net Increase in Net Assets from Operations                                   $   358,541
                                                                     --------------------
                                                                     --------------------


    The accompanying notes are an intergral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND


                                                                                                  For the          For the
                                                                                                Year Ended       Year Ended
                                                                                                October 31,      October 31,
                                                                                                   1999             1998
                                                                                            ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                                      $    35,079          $   19,938
   Net Realized Gain(Loss) from:
      Investment Transactions                                                                     518,414           2,476,805
      Foreign Currency Transactions                                                              (15,284)               7,506
   Net Change in Unrealized Appreciation/(Depreciation) on:
      Investments                                                                               (178,721)         (1,295,633)
      Foreign Currency Transactions                                                                 (947)             (2,720)
                                                                                            ----------------- ----------------

Net Increase in Net Assets from Operations                                                        358,541           1,205,896
                                                                                            ----------------- ----------------


DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from Net Investment Income                                                      (30,689)            (33,989)
   Distributions from Realized Gains                                                          (2,199,889)                  -
                                                                                            ----------------- ----------------
Total Distributions to Shareholders                                                           (2,230,578)            (33,989)
                                                                                            ----------------- ----------------

CAPITAL SHARE TRANSACTIONS:
   Net Proceeds from Shares Sold                                                                        -             605,000
   Net Proceeds from Distributions Reinvested                                                   2,230,456              33,999
   Net Cost of Shares Redeemed                                                                  (564,330)         (8,522,055)
                                                                                            ----------------- ----------------
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                 1,666,126         (7,883,056)
                                                                                            ----------------- ----------------

Total Decrease in Net Assets                                                                    (205,911)         (6,711,149)
NET ASSETS:
Beginning of year                                                                               2,929,851           9,641,000
                                                                                            ----------------- ----------------

End of year (includes undistributed net investment income
    of ($38,207 and $33,139, respectively)                                                   $  2,723,940        $  2,929,851
                                                                                            ----------------- ----------------
                                                                                            ----------------- ----------------


    The accompanying notes are an intergral part of the financial statements.

FINANCIAL HIGHLIGHTS

Morgan Grenfell European Small Cap Equity Fund - For the years/period ended October 31,



For a Share Outstanding Throughout each Period

                                                                   1999        1998         1997        1996        1995*
                                                               ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:


Net Asset Value, Beginning of Period                                $ 13.48     $ 11.80      $ 12.54     $ 11.55      $ 10.00

   Net investment Income                                               0.04        0.11         0.04        0.12         0.12
   Net realized and unrealized gains (losses)                          0.29        1.61        (0.22)       1.03         1.44
                                                               ---------------------------------------------------------------
Total from investment operations                                       0.33        1.72        (0.18)       1.15           1.56
                                                               ---------------------------------------------------------------

Less distributions from:
   Net investment income                                             (0.18)       (0.04)       (0.18)      (0.12)       (0.01)

   Net realized gains                                               (12.56)           -        (0.38)      (0.04)           -
                                                               ---------------------------------------------------------------
Total distributions                                                 (12.74)       (0.04)       (0.56)      (0.16)       (0.01)
                                                               ---------------------------------------------------------------

Net Asset Value, End of Period                                       $ 1.07     $ 13.48      $ 11.80     $ 12.54      $ 11.55
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------


TOTAL INVESTMENT RETURN                                              15.49%      14.65%       -1.47%      10.06%       15.66% **

NET ASSETS END OF PERIOD (000'S)                                    $ 2,723     $ 2,930      $ 9,641     $ 9,856      $ 9,336

PORTFOLIO TURNOVER                                                      87%        111%          44%         49%          34%

RATIOS TO AVERAGE NET ASSETS:
Ratio of Expenses to Average Net Assets                               1.25%       1.25%        1.25%       1.25%        1.25% ***
Ratio of Net Investment Income to Average Net Assets                  1.33%       0.34%        0.58%       0.96%        1.25% ***

RATIOS TO AVERAGE NET ASSETS EXCLUDING EXPENSE LIMITATIONS:
Ratio of Expenses to Average Net Assets                               9.92%       2.96%        2.12%       2.50%        2.24% ***
Ratio of Net Investment Income (Loss) to Average Net Assets          -7.34%      -1.37%       -0.29%      -0.29%        0.26% ***

   *  Commenced operations on 11/1/94.                                      .
 **  Not annualized.
*** Annualized.








    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND
OCTOBER 31, 1999


1.       Organization

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of twenty-two separate investment portfolios (collectively, the "Funds"). The accompanying financial statements and notes thereto relate to the Morgan Grenfell European Small Cap Equity Fund (the "Fund"). The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2.       Significant Account Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.
         SECURITY VALUATION--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the Investment Advisor, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.
         INCOME TAXES--It is the intention of the Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.
         NET ASSET VALUE PER SHARE--The net asset value per share is calculated on a daily basis by dividing the assets of the Fund, less its liabilities, by the number of outstanding shares of the Fund.
         REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
         The Fund may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
         If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
         FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
         The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in NOTES TO FINANCIAL STATEMENTS MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND OCTOBER 31, 1999


the foreign exchange rates from that which is due to changes in market prices of such securities. The Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.
         The Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.
         FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded as the Fund does not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income or loss for such purposes
         DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises. At October 31, 1999 the Fund reclassified the following amounts:





         Undistributed     Accumulated
         Net Investment    Net Realized
         Paid-in
           Income (Loss)   Gains (Losses)   Capital
         ---------------   --------------   -------
         $678              $(206,618)       $205,940

The above reclassification had no effect on the net assets or net asset value per share of the Fund.
          EXPENSES--Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative net assets. Deutsche Asset Management, Inc. ("DAMI"), formerly Morgan Grenfell Inc., absorbed all expenses of organizing the Trust.
          OTHER--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3.       Administrations, Investment Advisory Fee and Other Transactions with
         Affiliates

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with DAMI (the "Administrator"), an affiliate of Deutsche Bank AG, pursuant to which the Administrator will receive, on a monthly basis, a fee at an annual rate of 0.30% based upon the average daily net assets of the Fund. The Administrator generally assists in all matters relating to the administration of the Fund, including the co-ordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent,

NOTES TO FINANCIAL STATEMENTS
MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND
OCTOBER 31, 1999


custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. At a meeting held on August 19, 1999, the Board of Trustees of the Trust adopted a resolution to approve a transfer agent agreement between ICCC Capital, Inc., an affiliate of Deutsche Bank AG, and the Trust, replacing DST Systems, Inc.
effective November 22, 1999.
         Prior to October 13, 1998, SEI Financial Management Corporation ("SEI") served as the Fund's administrator and received an annual fee based on the aggregate average daily net assets of all the Funds of the Trust as follows:
0.10% up to $1 billion; 0.07% from $1 billion to $1.5 billion; 0.05% from $1.5 billion to $2.5 billion; and 0.04% in excess of $2.5 billion. Each Fund also paid SEI a minimum annual administration fee of $60,000. Services rendered by SEI to the Fund were substantially the same as being rendered by the Administrator, however, administration fees payable to SEI did not include fees payable to Fund's transfer agent and SEI as accounting agent to the Fund.
         Under the advisory agreement with the Trust, Deutsche Asset Management Investment Services Limited ("DAMIS", formerly Morgan Grenfell Investment Services Limited), an affiliate of Deutsche Bank AG, serves as the Investment Adviser ("Investment Adviser") for the Fund. Under the advisory agreement, the Investment Adviser receives, on a monthly basis, a fee at an annual rate of 1.00% of the Fund's average daily net assets.
         The Investment Adviser has voluntarily agreed to reduce it's investment advisory fees and/or reimburse the Fund to the extent necessary to limit the Fund's operating expenses to 1.25% of the average daily net assets.
         Certain officers and/or trustees of the Trust are affiliated with the Administrator or the Investment Adviser.
         SEI Investments Distributions Co. (the "Distributor") serves as the distributor of shares of the Fund pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Fund. The Investment

Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Fund. At a meeting held on August 19, 1999, the Board of Trustees of the Trust adopted a resolution to approve an a distribution agreement between ICC Distributors Inc. and the Trust, replacing SEI Investments Distribution Co., effective November 1, 1999

         During the year ended October 31, 1999, the Fund purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Investment Adviser or its affiliates at market value.

4.       Investment Transactions
The aggregate cost of securities purchased and the aggregate proceeds of securities sold for the year ended October 31, 1999, excluding short-term investments, were $2,042,975, and $5,321,516, respectively.

         For federal income tax purposes, the cost of securities owned at October 31, 1999, and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on Fund's investments at October 31, 1999, were $1,237, $591, and $646, respectively.

5.       Capital Share Transactions

                       Year Ended   Year Ended
                      October 31,   October 31,
                          1999         1998
                         Shares       Shares
                      ---------------------------
Institutional Shares
Shares Issued                -----        45,688
Shares Reinvested        2,372,898         2,939
Shares Repurchased        (43,781)     (648,608)
                      ---------------------------
Increase (Decrease)
in
Capital Share            2,329,117     (599,981)
Transactions
                      ---------------------------
                      ---------------------------

NOTES TO FINANCIAL STATEMENTS
MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND
OCTOBER 31, 1999


6.  Borrowing Agreement

By an agreement dated November 2, 1998, certain Portfolios of the Trust including the Fund entered into a Credit Agreement (the "Agreement") with BankBoston, N.A. (the "Lender"). The maximum aggregate credit available to all the participating portfolios under the Agreement, which expired on October 31, 1999, was $50,000,000. The Agreement has been extended for a period of three months through January 30, 2000. Interest payments on borrowings are payable by the borrowing Portfolios at the federal funds rate plus 0.50% per annum and the borrowings are payable on demand. The participating Portfolios are also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the year ended October 31, 1999, the Fund borrowed under the Agreement at different times. During the year ended on October 31, 1999, the maximum and average amount of borrowings under the Agreement by the Fund were $600,000 and $342,857, respectively, and the weighted average interest rate and aggregate interest charges paid by the Fund on such borrowings were 5.19% and $342, respectively. At October 31, 1999, there were no borrowings outstanding under the Agreement.

7.   Subsequent Event

On November 1, 1999, the sole shareholder in the Fund redeemed all of its holdings of 2,546,412 shares in the Fund for $2,724,661, representing the net asset value of the Fund as of that date of $1.07 per share. The Fund sold its investments and assets to its Investment Adviser and the Investment Adviser assumed all of the liabilities of the Fund to enable the Fund to pay the redemption proceeds to the redeeming shareholder. The Fund was effectively liquidated as of November 1, 1999 and has no assets or liabilities.

                           REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and Board of Trustees
Morgan Grenfell European Small Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Morgan Grenfell European Small Cap Equity Fund (the "Fund"), a series of Morgan Grenfell Investment Trust, at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. The financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As explained in Note 7 to the financial statements, the Fund has been liquidated as of November 1, 1999 by redemption of all its shares outstanding at their net asset value as of that date.




PriceWaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
December 20, 1999

         Morgan
         Grenfell
         Investment
         TRUST - EUROPEAN SMALL CAP EQUITY FUND
         Annual
         Report

         October 31, 1999

         TRUSTEES AND OFFICERS

         Richard T. Hale,
         PRESIDENT
         Paul K. Freeman, TRUSTEE
         Graham E. Jones, TRUSTEE
         Hugh G. Lynch, TRUSTEE
         William N. Searcy, TRUSTEE
         Edward T. Tokar, TRUSTEE
         David W. Baldt,
         VICE PRESIDENT
         James H. Grifo,
         VICE PRESIDENT
         Neil P. Jenkins,
         VICE PRESIDENT
         Ian D. Kelson,
         VICE PRESIDENT
         Amy Olmert,
         TREASURER, CHIEF FINANCIAL OFFICER
         Daniel O. Hirsch,
         SECRETARY

         INVESTMENT ADVISER
         Deutsche Asset Management Investment Services Limited

         ADMINISTRATOR
         Deutsche Asset Management, Inc.

         DISTRIBUTOR
         ICC Distributors Inc.

         CUSTODIAN
         Brown Brothers Harriman & Co.

         TRANSFER AGENT
         ICC Capital, Inc.

         INDEPENDENT ACCOUNTANTS
         PricewaterhouseCoopers LLP

         LEGAL COUNSEL
         Hale and Dorr LLP




THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. SHARES OF THE MORGAN GRENFELL INVESTMENT TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. ICC DISTRIBUTORS INC., IS THE DISTRIBUTOR OF THE MORGAN GRENFELL INVESTMENT TRUST